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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2000
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                            PRIME CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                     000-14888                36-3347311
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(State or other jurisdiction        Commission File          (I.R.S. Employer
      of incorporation)                 Number             Identification No.)


          10275 West Higgins Road, Suite 200, Rosemont, Illinois 60018
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code (847) 294-6000
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         (Former name or former address, if changed since last report.)


Item 5.    Other Events.

On September 15, 2000, the Company issued a press release announcing that all of the Company's officers and directors had tendered their resignations. A copy of the Press Release is attached hereto as Exhibit 99.1 and the information contained in the Press Release is incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Press Release, dated September 15, 2000.


Item 7      Exhibits

99.1   Press Release Dated September 15, 2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PRIME CAPITAL CORPORATION
                                  (Registrant)


Dated: September 15, 2000         By:   /s/ John Altergott
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                                            John Altergott
                                            Acting President